[THE VANGUARD GROUP(R) LOGO]

                         VANGUARD(R) EXPLORER(TM) FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 13, 2004

IMPORTANT CHANGE TO VANGUARD EXPLORER FUND

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Explorer Fund has added Kalmar Investment Advisers (Kalmar) to the Fund's investment advisory team. Effective immediately, Kalmar will manage approximately 5% of the Fund's assets; over time it is expected that Kalmar will manage a larger portion of the Fund. Kalmar and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. Kalmar's portfolio was established with assets from the Fund's cash investments. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, AND PRIMARY RISKS
The Fund's investment objective, primary investment strategies, and primary risks will not change.

FEES AND EXPENSES
The Fund's current expense ratios, which as of October 31, 2004, were 0.57% for Investor Shares and 0.43% for Admiral Shares, are not expected to change materially as a result of the addition of Kalmar to the advisory team.

PROSPECTUS TEXT CHANGES
In the indicated section of the prospectus, the following text changes are made:

 In the "Fund Profile" section under "Additional Information," the following is added to "Investment Advisors":

- Kalmar Investment Advisers, Wilmington, Del., since 2005

 In the "More on the Fund: Security Selection" section, the following text is added:
KALMAR INVESTMENT ADVISERS (Kalmar) is a research-driven investment firm that is entirely focused on the management of "growth-with-value" smaller-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through


                                                                  (over, please)

independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. Kalmar searches for companies that it believes have the following characteristics: strong products, strong balance sheets, attractive financial returns, conservative accounting, and superior management with the ability to deliver positive results.

 In the "Investment Advisors" section, add the following bullet:

- Kalmar Investment Advisers, Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807, is an investment advisory firm founded in 1996. As of December 31, 2004, Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, managed about $1.7 billion in assets.

 In addition, replace the first sentence of the first paragraph after the bullets with the following text:

The Fund pays five of its investment advisors--Granahan, Wellington Management, GMO, Chartwell, and Kalmar--on a quarterly basis.

 In the Plain Talk(R) titled "The Fund's Advisors," add the following text after the text about Edward N. Antoian:

FORD B. DRAPER, Jr., President, Chief Investment Officer, and Founder of Kalmar. He has worked in investment management since 1967; in 1982 he founded Kalmar Investments Inc., the parent company of Kalmar. He has managed the Fund since 2005. Education: B.A., Yale University; M.B.A., Columbia University.



(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS24 022005

                         VANGUARD(R) EXPLORER(TM) FUND

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 13, 2004

INVESTMENT ADVISORY CHANGE FOR VANGUARD EXPLORER FUND

VANGUARD EXPLORER FUND ADDS A NEW INVESTMENT ADVISOR

Effective immediately, Kalmar Investment Advisers (Kalmar), manages a portion of Vanguard Explorer Fund's assets. Kalmar and the Fund's continuing investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services", the following text changes are made:

The first paragraph is replaced with the following text:

The Fund currently employs six separate investment advisors (the advisors), each of whom manages the investment and reinvestment of a portion of the Fund's assets. Until February 28, 1990, when the Fund acquired the assets of Vanguard Explorer II Fund, Wellington Management Company, LLP, was sole investment advisor to the Fund, and Granahan Investment Management, Inc., served as sole investment advisor to the Explorer II Fund, the acquired Fund. Chartwell Investment Partners and Vanguard were added as advisors on August 1, 1997, Grantham, Mayo, Van Otterloo & Co. LLC was added on April 3, 2000, and Kalmar Investment Advisers was added February 1, 2005.

The following text is added after the text regarding Grantham, Mayo, Van Otterloo & Co. LLC on page B-31:

KALMAR INVESTMENT ADVISERS

The Fund entered into an investment advisory agreement with Kalmar Investment Advisers (Kalmar) to manage the investment and reinvestment of the portion of the Fund's assets that the board of trustees assigns to Kalmar (the Kalmar Portfolio). In this capacity, Kalmar continuously reviews, supervises, and administers the Kalmar Portfolio subject to the supervision and oversight of Vanguard and the Fund's board of trustees.

 The Fund pays Kalmar at the end of each fiscal quarter an amount (the adjusted fee) equal to a base fee plus (or minus) a performance-based adjustment to the base fee (the performance adjustment).

 The base fee for each fiscal quarter of the Fund is calculated by multiplying an annual percentage rate (shown below) to the average month-end net assets of the Kalmar Portfolio during such fiscal quarter, and dividing the result by four. The Fund's fiscal quarter ends are the months ending January, April, July, and October.

AVERAGE MONTH-END NET ASSETS          ANNUAL PERCENTAGE RATE
----------------------------          ----------------------
On the first $0.5 billion                             0.325%
On the next $0.5 billion                              0.225%
On the assets over $1.0 billion                       0.200%

 The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown in the following table) to the annual percentage rate applied to the average of the month-end net assets of the Kalmar Portfolio over the previous 36 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the Kalmar Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the Kalmar Portfolio relative to the Russell 2500 Growth Index (the Index) over the rolling 36-month period applicable to such fiscal quarter. (See Fee Example #1.)

CUMULATIVE PERFORMANCE OF KALMAR
PORTFOLIO VS. INDEX OVER RELEVANT
36-MONTH PERIOD                                        ADJUSTMENT PERCENTAGE
---------------                                        ---------------------
More than +9%                                                           +50%
Greater than 0% up to and including +9%   Linear increase between 0% to +50%
From -9% up to and including 0%           Linear decrease between -50% to 0%
Less than -9%                                                           -50%

 The performance adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended April 30, 2008. Until that date, the following transition rules will apply:

 A. FEBRUARY 1, 2005, THROUGH JANUARY 31, 2007. The adjusted fee will be deemed to be equal to the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

 B. FEBRUARY 1, 2007, THROUGH APRIL 30, 2008. Beginning February 1, 2007, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between April 30, 2005, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the Kalmar Portfolio, as determined for a period commencing May 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the Kalmar Portfolio and the Index for a period commencing May 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since April 30, 2005, divided by 36. (See Fee Example #2.)

 C. ON AND AFTER APRIL 30, 2008. The adjusted fee will be equal to the base fee plus the performance adjustment.

I. THE FOLLOWING SPECIAL RULES APPLY TO KALMAR'S COMPENSATION:

 A. KALMAR PORTFOLIO UNIT VALUE. The Kalmar Portfolio unit value shall be determined by dividing the total net assets of the Kalmar Portfolio by a given number of units. The number of units in the Kalmar Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the Kalmar Portfolio, the number of units of the Kalmar Portfolio shall be adjusted based on the unit value of the Kalmar Portfolio on the day such changes are executed.

 B. KALMAR PORTFOLIO PERFORMANCE. The investment performance of the Kalmar Portfolio for any period, expressed as a percentage of the Kalmar Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Kalmar Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the Kalmar Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Kalmar Portfolio, expressed as a percentage of the Kalmar Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Kalmar Portfolio, of dividends per unit of the Kalmar Portfolio paid from investment income, and of capital gains taxes per unit of the Kalmar Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Kalmar Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the Kalmar Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the Kalmar Portfolio. Thus, the performance of the Kalmar Portfolio will be net of all fees and expenses of the Fund attributable to the Kalmar Portfolio when compared with the Index.

 C. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses and consistent with the methodology used by the Index provider.

 D. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Kalmar Portfolio and the investment record of the Index shall be in accordance with any then-applicable rules of the Commission.

II. THE FOLLOWING EXAMPLES SERVE AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

 1. FEE EXAMPLE #1--ADJUSTED FEE CALCULATION: The following example serves as a guide for the calculation of the adjusted fee when the cumulative excess return of the portfolio versus the Index falls within the linear adjustment range:
"Greater than 0% up to and including +9%."

 Assume the adjusted fee for the fiscal quarter ending April 30, 2008, is being calculated, the transition rules are not in effect, and the month-end net assets of the Kalmar Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:

                   MONTH-END NET ASSETS OF KALMAR PORTFOLIO ($ MILLION)
                   ----------------------------------------------------

         JAN.  FEB.  MAR.  APRIL  MAY  JUNE  JULY  AUG.  SEPT.  OCT.  NOV.  DEC.
         ----  ----  ----  -----  ---  ----  ----  ----  -----  ----  ----  ----
2005                              101   102   103   104    105   106   107   108
2006      109   110   111    112  113   114   115   116    117   118   119   120
2007      121   122   123    124  125   126   127   128    129   130   131   132
2008      133   134   135    136

 Also, assume the cumulative performance of the Kalmar Portfolio over the rolling 36-month period applicable to such fiscal quarter is +25.0%, and the cumulative performance of the Index over such period is +20.5%. Thus, the excess return of the Kalmar Portfolio over the applicable period is +4.5%. The adjusted fee payable by the Fund to Kalmar for the fiscal quarter ending April 30, 2008, would be $133,757.81, calculated as follows:

 A. BASE FEE OF $109,687.50, CALCULATED AS FOLLOWS: The average month-end net assets of the Kalmar Portfolio over the fiscal quarter ending April 30, 2008 ($135,000,000), with an annual percentage rate of (0.325%) applied, and dividing the result by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

  a = average month-end net assets over the fiscal quarter ending April 30, 2008, calculated as follows: ($134,000,000 + $135,000,000 + $136,000,000)/
      3 = $135,000,000

  b = annual percentage rate applied to average month-end net assets = 0.325%

              Base Fee = ($135,000,000 x 0.325%) / 4 = $109,687.50

 B. PERFORMANCE ADJUSTMENT OF +$24,070.31, CALCULATED AS FOLLOWS: The average month-end net assets of the Kalmar Portfolio over the rolling 36-month period applicable to the fiscal quarter ending April 30, 2008, are $118,500,000. The excess return of the Kalmar Portfolio (+25.0%) over the Index (+20.5%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to an excess return of 0% up to and including +9%, which corresponds to an adjustment percentage of +25%. The performance adjustment percentage is calculated as follows:

               PERFORMANCE ADJUSTMENT PERCENTAGE = [(C / D) X E]

 Where:

  c = excess return over the performance period = +4.5%

  d = maximum excess return for appropriate performance range = +9.0%

  e = maximum adjustment percentage for appropriate performance range = +50%

        Performance Adjustment Percentage = (+4.5% / +9.0%) x +50% = 25%

           THEREFORE, THE PERFORMANCE ADJUSTMENT = [(F X G) X H] / 4

  f = performance adjustment percentage = 25%

  g = annual percentage rate applied to average month-end net assets = 0.325%

  h = average month-end net assets for the 36 months ended April 30, 2008 =
      $118,500,000

   Performance Adjustment = [(25% x 0.325%) x $118,500,000] / 4 = $24,070.31

 C. ADJUSTED FEE OF $133,757.81, CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = I + J

 Where:

  i = base fee = $109,687.50

  j = performance adjustment = $24,070.31

             Adjusted Fee = $109,687.50 + $24,070.31 = $133,757.81

 D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Kalmar Portfolio and the Index are treated in a symmetric manner, such as in the example.

 2. FEE EXAMPLE #2--ADJUSTED FEE CALCULATION UNDER TRANSITION RULES: The following example serves as a guide for the calculation of the adjusted fee during the transition period when the cumulative excess return of the portfolio versus the Index falls within the linear adjustment range: "Greater than 0% up to and including +9%."

 Assume that Kalmar's compensation is being calculated for the fiscal quarter ended July 31, 2007, and the month-end net assets of the Kalmar Portfolio over the 27-month period applicable to such fiscal quarter are as follows:

                   MONTH-END NET ASSETS OF KALMAR PORTFOLIO ($ MILLION)
                   ----------------------------------------------------

         JAN.  FEB.  MAR.  APRIL  MAY  JUNE  JULY  AUG.  SEPT.  OCT.  NOV.  DEC.
         ----  ----  ----  -----  ---  ----  ----  ----  -----  ----  ----  ----
2005                              101   102   103   104    105   106   107   108
2006      109   110   111    112  113   114   115   116    117   118   119   120
2007      121   122   123    124  125   126   127

 Also, assume the cumulative performance of the Kalmar Portfolio over the 27-month period applicable to the July 31, 2007, fiscal quarter is +15.0%, and the cumulative performance of the Index over such period is +12.0%. Thus, the excess return of the Kalmar Portfolio over the applicable period is +3.0%. The adjusted fee payable by the Fund to Kalmar for the fiscal quarter ending July 31, 2007, would be $111,637.50, calculated as follows:

 A. BASE FEE OF $102,375.00, CALCULATED AS FOLLOWS: The average month-end net assets of the Kalmar Portfolio over the fiscal quarter ending July 31, 2007 ($126,000,000), with an annual percentage rate of (0.325%) applied, and dividing the result by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

  a = average month-end net assets over the fiscal quarter ending July 31, 2007, calculated as follows: ($125,000,000 + $126,000,000 + $127,000,000) / 3 =
     $126,000,000

  b = annual percentage rate applied to average month-end net assets = 0.325%

              Base Fee = ($126,000,000 x 0.325%) / 4 = $102,375.00

 B. PERFORMANCE ADJUSTMENT OF +$15,440.59, CALCULATED AS FOLLOWS: The average month-end net assets of the Kalmar Portfolio over the performance period (May 1, 2005, to July 31, 2007) are $114,000,000. The excess return of the Kalmar Portfolio (+15.0%) over the Index (+12.0%) over such period is +3.0%. An excess return of +3.0%, when applied to the performance adjustment schedule, corresponds to a relative performance of 0% and up to and including +9%, which corresponds to an adjustment percentage of +16.67%, calculated as follows:

               PERFORMANCE ADJUSTMENT PERCENTAGE = [(C / D) X K]

 Where:

  c = percentage amount by which the performance of the Portfolio has exceeded the Index = +3.0%

  d = maximum transition period excess return for appropriate performance range, determined as follows: [(e / f) x g]

 Where:

  e = number of months elapsed from April 30, 2005, to July 31, 2007 = 27

  f = number of months in full rolling performance period = 36

  g = maximum excess return for appropriate performance range = +9.0%

                        d = [(27 / 36) x +9.0%] = +6.75%

      MAXIMUM TRANSITION PERIOD ADJUSTMENT PERCENTAGE = [(E / F) X H] = K

 Where:

  e = number of months elapsed from April 30, 2005, to July 31, 2007 = 27

  f = number of months in full rolling performance period = 36

  h = maximum adjustment percentage for the appropriate performance range = +50%

      Maximum Transition Period Adjustment Percentage = [(27 / 36) x +50%]
                                  = +37.5% = k

   Adjustment Percentage = [(c / d) x k] = I, therefore, [(+3.0% / +6.75%) x
                             +37.5%] = +16.67% = l

      THEREFORE, THE PERFORMANCE ADJUSTMENT IS EQUAL TO [(L X M) X N] / 4

 Where:

  l = adjustment percentage = +16.67%

  m = annual percentage rate applied to average month-end net assets = 0.325%

  n = average month-end net assets for the transition period ended July 31, 2007
      = $114,000,000

 Performance Adjustment = [(+16.67% x 0.325%) x $114,000,000] / 4 = +$15,440.59

 C. ADJUSTED FEE OF $117,815.59, CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = O + P

 Where:

  o = base fee = $102,375.00

  p = performance adjustment = $15,440.59

             Adjusted Fee = $102,375.00 + $15,440.59 = $117,815.59

 D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Kalmar Portfolio and the Index are treated in a symmetric manner, as in the example.

Under the heading "Duration and Termination of Investment Advisory Agreements," Kalmar is added to the list of advisors in the first sentence.

Under the heading "Board Review of Investment Advisory Arrangements," the following text is added after the section regarding Grantham, Mayo, Van Otterloo & Co. LLC:

KALMAR INVESTMENT ADVISERS:

The board determined that the addition of Kalmar as an advisor would allow the Fund to retain its character as a diversified small-cap growth equity offering with a mix of differentiated active managers, each of whom have the opportunity to generate superior returns. It was determined that this combination would provide an attractive blend of proven fundamentally and quantitative oriented managers, and should benefit Fund shareholders over the long term.

 Since the investment advisory arrangement with Kalmar was an initial advisory agreement between Kalmar and the Fund, the Fund's board considered the investment performance of Kalmar by analyzing the performance of other funds and portfolios managed by Kalmar. The board determined that each of Kalmar's other investment portfolios had strong investment returns, and posted competitive results by outperforming both the portfolios' benchmarks and their peer groups over various time periods both short- and long-term.

 The board considered the advisory fee schedule and estimated expense ratio of the Fund and compared them to the average advisory fee and expense ratio for the Fund's Lipper peer group. The board also weighed the nature of the fee arrangement, which includes breakpoints that decrease the fee rate as the size of the Kalmar Portfolio increases. The board noted that the Fund's advisory fee and expected expense ratio were significantly below those of the Fund's competitors.

 The board concluded that the addition of Kalmar and its investment strategy would provide an appropriate complement to the Fund's other current advisors and the Fund's overall investment strategy.






(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              022005